TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement dated April 2, 2009 to the Prospectus dated May 1, 2008

Large Value

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On April 2, 2009, the Board of Trustees approved certain changes to the Portfolios’ goals and principal investment strategies.

Accordingly, effective on May 1, 2009, the following supplements, amends and replaces the information in the Prospectuses regarding the Portfolios” Goal and Main Investment Strategies:

Portfolio Goal

Large Value Portfolio	To provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.

Principal Investment Strategies

Large Value Portfolio

The Large Value Portfolio invests primarily in issues listed on U.S. exchanges that the Portfolio’s sub-adviser believes are seasoned, liquid and low priced, with effective management and positive momentum. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large-cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000® Index. As of March 31, 2009, the lowest market capitalization of companies in the Russell 1000® Index was $30.4 million.

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Investors should retain this Supplement for future reference.